                                     FOR:   Jarden Corporation

                                 CONTACT:   Martin E. Franklin
                                            Chairman and
                                            Chief Executive Officer
                                            Jarden Corporation
                                            914-967-9400

                                            Investor Relations:
                                            Cara O'Brien/Melissa Myron
                                            Press: Evan Goetz/Jennifer McCullam
                                            FD Morgen-Walke
FOR IMMEDIATE RELEASE                       212-850-5600
---------------------


       JARDEN CORPORATION REPORTS RECORD SECOND QUARTER OPERATING RESULTS
                     ~ DILUTED EARNINGS PER SHARE OF $0.68 ~


         RYE, NY - JULY 28, 2003 - JARDEN CORPORATION (NYSE:JAH) today reported its financial results for the three and six months ended June 30, 2003.

         For the second quarter of 2003, net sales were $130.7 million compared to $104.8 million for the same quarter last year. Second quarter net income was $10.0 million, or $0.68 per diluted share, compared to net income of $8.1 million, or $0.56 per diluted share for the same quarter last year. Current year amounts include results of operations from the former Diamond Brands business, which was acquired in February 2003.

         For the six months ended June 30, 2003, net sales were $228.1 million, compared with $152.2 million for the same period in 2002. For the six months ended June 30, 2003, net income was $14.2 million, or $0.96 per diluted share, compared to net income of $10.4 million, or $0.74 per diluted share, for the same period last year, excluding a tax benefit resulting from the net release of a $4.9 million valuation allowance that had previously been established. On a reported basis, net income for the first six months of 2002 was $15.3 million, or $1.09 per diluted share. Current year amounts include results of operations from the former Diamond Brands business, which was acquired in February 2003, and the results of Tilia, which was acquired in April 2002.

         Martin E. Franklin, Chairman and Chief Executive Officer, commented, "Our employees have contributed to and our businesses have delivered another exceptional performance in the second quarter. Despite a difficult retail environment, Jarden produced record second quarter EBITDA and operating results, which translated into continued strong cash flows. The Diamond acquisition has been successfully integrated into our branded and plastic consumables




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segments allowing us to actively look for other acquisition opportunities. The businesses continue to execute on their plan for 2003, while we start to look ahead to the implementation of our strategy for 2004 and beyond."

The Company will be holding a conference call at 9:45 AM (EDT) today, July 28, 2003, to further discuss its results and respond to questions. The call will be accessible via a webcast through the Company's website at www.jarden.com.

         Jarden Corporation is a leading provider of niche consumer products used in and around the home under well-known brand names including Ball(R), Bernardin(R), Diamond(R), FoodSaver(R), Forster(R) and Kerr(R). In North America, Jarden is the market leader in several categories, including home canning, home vacuum packaging, kitchen matches, branded retail plastic cutlery and toothpicks. Jarden also manufactures zinc strip and a wide array of plastic products for third party consumer product and medical companies, as well as its own businesses.


Note: This news release contains "forward-looking statements" within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding the outlook for Jarden's markets and the demand for its products. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary are included in the Company's periodic and other reports filed with the Securities and Exchange Commission.



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JARDEN CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)



                                                                     Unaudited                               Unaudited
                                                                Three Months Ended                       Six Months Ended
                                                        -------------------------------------    -----------------------------------
                                                          June 30, 2003       June 30, 2002       June 30, 2003       June 30, 2002
                                                        -----------------    ----------------    ----------------    ---------------
Net sales                                                      $130,718            $104,793            $228,114          $ 152,177

Costs and expenses:
  Cost of sales                                                  81,238              62,661             140,264             97,520
  Selling, general and administrative expenses                   28,846              24,416              56,306             32,808
                                                        -----------------    ----------------    ----------------    ---------------
Operating earnings                                               20,634              17,716              31,544             21,849
Interest expense, net                                             4,267               3,753               8,219              4,985
                                                        -----------------    ----------------    ----------------    ---------------
Income before taxes                                              16,367              13,963              23,325             16,864
Income tax provision                                              6,416               5,875               9,144              1,584
                                                        -----------------    ----------------    ----------------    ---------------
Net income                                                     $  9,951            $  8,088            $ 14,181          $  15,280
                                                        =================    ================    ================    ===============

Basic earnings per share                                       $   0.70            $   0.58            $   1.00          $    1.11
Diluted earnings per share                                     $   0.68            $   0.56            $   0.96          $    1.09
Weighted average shares outstanding:
  Basic                                                          14,226              14,011              14,242             13,723
  Diluted                                                        14,712              14,337              14,727             14,058

Other Data:
  Operating earnings                                           $ 20,634            $ 17,716            $ 31,544          $  21,849
  Depreciation and amortization                                   3,844               2,636               7,230              4,789
                                                        -----------------    ----------------    ----------------    ---------------
  Earnings before interest, taxes, depreciation
     and    amortization                                       $ 24,478            $ 20,352            $ 38,774          $  26,638
                                                        =================    ================    ================    ===============

Income before taxes                                                                $ 13,963                              $  16,864
Income tax provision, excluding net release of
     tax valuation allowance                                                          5,375                                  6,479
                                                                             ----------------                        ---------------
Net income, excluding net release of tax valuation
     allowance                                                                     $  8,588                              $  10,385
                                                                             ================                        ===============
Diluted earnings per share, excluding net release of
     tax valuation allowance                                                       $   0.60                              $    0.74


Note: Certain prior year amounts in the financial statements have been reclassified to conform to the 2003 presentation. These reclassifications have no impact on previously reported net income.






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JARDEN CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)



                                                                              Unaudited
                                                                          -------------------     ------------------
                                                                              June 30,              December 31,
                                                                                2003                    2002
                                                                          -------------------     ------------------
ASSETS
Current assets
  Cash and cash equivalents                                                       $   4,704             $   56,779
  Accounts receivable, net                                                           56,136                 40,470
  Inventories, net                                                                   82,666                 59,463
  Other current assets                                                               17,064                 16,018
                                                                          -------------------     ------------------
    Total current assets                                                            160,570                172,730
Non-current assets
  Property, plant and equipment, net                                                 71,353                 45,237
  Intangibles, net                                                                  192,962                134,060
  Other assets                                                                       15,861                 14,738
                                                                          -------------------     ------------------
    Total assets                                                                  $ 440,746             $  366,765
                                                                          ===================     ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term debt and current portion of long-term debt                           $  20,673             $   16,117
  Accounts payable                                                                   26,119                 18,466
  Other current liabilities                                                          42,296                 36,590
                                                                          -------------------     ------------------
    Total current liabilities                                                        89,088                 71,173
                                                                          -------------------     ------------------

Non-current liabilities
  Long-term debt                                                                    233,613                200,838
  Other non-current liabilities                                                      21,661                 17,990
                                                                          -------------------     ------------------
    Total non-current liabilities                                                   255,274                218,828
                                                                          -------------------     ------------------
Stockholders' equity                                                                 96,384                 76,764
                                                                          -------------------     ------------------
Total liabilities and stockholders' equity                                        $ 440,746             $  366,765
                                                                          ===================     ==================



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JARDEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)



                                                                                       Unaudited
                                                                                    Six Months Ended
                                                                         ---------------------------------------
                                                                            June 30, 2003         June 30, 2002
                                                                         -----------------     -----------------
Cash flows from operating activities
    Net income                                                                  $ 14,181              $ 15,280
    Reconciliation of net income to net cash provided by
        operating activities:
        Depreciation and amortization                                              7,230                 4,789
        Other non-cash items                                                       2,974                  (109)
    Changes in working capital components (including tax refunds
     of            $409 and $38,458 in 2003 and 2002, respectively)               (9,192)               27,193
                                                                         -----------------     -----------------
           Net cash provided by operating activities                              15,193                47,153
                                                                         -----------------     -----------------

Cash flows from financing activities
     Proceeds from revolving credit borrowings                                    78,000                25,200
     Payments on revolving credit borrowings                                     (71,700)              (34,600)
     Proceeds from bond issuance                                                  31,950               147,654
     Payments on long-term debt                                                   (3,027)              (75,475)
     Payments on seller note                                                     (10,000)                    -
     Debt issue costs                                                             (1,423)               (7,499)
     Proceeds from issuance of senior long-term debt                              10,000                50,000
     Other                                                                         3,520                 3,544
                                                                         -----------------     -----------------
           Net cash provided by financing activities                              37,320               108,824
                                                                         -----------------     -----------------

Cash flows from investing activities
    Additions to property, plant and equipment                                    (4,569)               (3,070)
    Acquisition of businesses, net of cash acquired                             (100,019)             (120,665)
                                                                         -----------------     -----------------
          Net cash used in investing activities                                 (104,588)             (123,735)
                                                                         -----------------     -----------------
Net (decrease) increase in cash                                                  (52,075)               32,242
Cash and cash equivalents, beginning of period                                    56,779                 6,376
                                                                         -----------------     -----------------
Cash and cash equivalents, end of period                                        $  4,704              $ 38,618
                                                                         =================     =================





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